                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): APRIL 22, 1998



                             WALL DATA INCORPORATED
               (Exact name of registrant as specified in charter)


           WASHINGTON                     0-21176                 91-1189299
(State or other jurisdiction of       (Commission File          (IRS Employer
         incorporation)                   Number)            Identification No.)



                              11332 N.E. 122ND WAY
                         KIRKLAND, WASHINGTON 98034-6931
               (Address of principal executive offices) (Zip Code)



                                 (425) 814-9255
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c)    Exhibits.

               EXHIBIT NO.     DESCRIPTION

               99.1            Text of press release dated May 1, 1998

ITEM 8. CHANGE IN FISCAL YEAR

        The information set forth in the attached press release of Wall Data Incorporated ("Wall Data") dated May 1, 1998 is incorporated herein by reference. On April 22, 1998, Wall Data's Board of Directors changed its fiscal year-end to April 30. Wall Data will be filing a Transition Report on Form 10-Q for the transition period of January 1 - April 30, 1998.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        WALL DATA INCORPORATED



                                        By:       /s/ Alexandra A. Brookshire
                                           -------------------------------------
                                             Alexandra A. Brookshire, Secretary



Dated:  May 5, 1998


                                      -3-